UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2012

DUKE ENERGY CORPORATION

 (Exact Name of Registrant as Specified in its Charter)

Delaware	001-32853	20-2777218
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 South Tryon Street, Charlotte, North Carolina 28202

(Address of Principal Executive Offices, including Zip code)

(704) 382-3853

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 5.07.   Submission of Matters to a Vote of Security Holders.

(a)          Duke Energy Corporation (the “Corporation”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on May 3, 2012.

(b)         At the meeting, shareholders elected all 11 of the directors nominated by the Board of Directors and ratified the appointment of Deloitte & Touche LLP as the Corporation’s independent public accountant for 2012.  Each director received a greater number of votes cast “for” his or her election than votes cast “withheld” for his or her election as reflected below.  The shareholders approved a non-binding, advisory vote on the Corporation’s named executive officer compensation.  The amendment of the Amended and Restated Certification of Incorporation of the Corporation was not approved as it required the approval of 80% of the outstanding shares of the Corporation.  Two shareholder proposals presented at the meeting also failed to receive approval.  For more information on the proposals, see Duke Energy’s proxy statement dated March 22, 2012.  Set forth below are the final voting results for each of the proposals.

•                  Election of Director Nominees

Director	Votes For	Votes Withheld	Abstentions	Broker Non-Votes

William Barnet, III	724,640,325	18,873,286	—	385,630,553
G. Alex Bernhardt, Sr.	724,854,914	18,658,697	—	385,630,553
Michael G. Browning	722,197,015	21,316,596	—	385,630,553
Daniel R. DiMicco	724,440,290	19,073,321	—	385,630,553
John H. Forsgren	725,067,740	18,445,871	—	385,630,553
Ann Maynard Gray	723,109,324	20,404,287	—	385,630,553
James H. Hance, Jr.	717,116,637	26,396,974	—	385,630,553
E. James Reinsch	725,370,446	18,143,165	—	385,630,553
James T. Rhodes	725,336,591	18,177,020	—	385,630,553
James E. Rogers	706,279,692	37,233,919	—	385,630,553
Philip R. Sharp	724,939,547	18,574,064	—	385,630,553

•                  Proposal to ratify the appointment of Deloitte & Touche LLP as independent public accountant for 2012

Votes For	Votes Against	Abstentions	Broker Non-Votes

1,103,289,050	20,484,128	5,371,050	0

•                  Approval, on an advisory basis, of Duke Energy Corporation’s named executive officer compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes

687,223,159	47,759,769	8,530,747	385,630,553

•                  Amendment of the Amended and Restated Certificate of Incorporation of Duke Energy Corporation

Votes For	Votes Against	Abstentions	Broker Non-Votes

705,659,604	32,798,450	5,055,621	385,630,553

•                  Shareholder proposal regarding the issuance of a report on the financial risks of continued reliance on coal

Votes For	Votes Against	Abstentions	Broker Non-Votes

75,769,322	558,495,701	109,248,652	385,630,553

•                  Shareholder Proposal regarding an amendment to our organizational documents to require majority voting for the election of directors

Votes For	Votes Against	Abstentions	Broker Non-Votes

303,503,034	433,649,677	6,360,964	385,630,553

(c)          Not applicable.

(d)         Not applicable.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: May 9, 2012	By:	/s/ Marc E. Manly
	Name:	Marc E. Manly
	Title:	Group Executive, Chief Legal Officer and Corporate Secretary